UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2025

MARTEN TRANSPORT, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
COMMON STOCK, PAR VALUE $.01 PER SHARE	MRTN	THE NASDAQ STOCK MARKET LLC (NASDAQ GLOBAL SELECT MARKET)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Timothy M. Kohl Separation Agreement

As previously announced in the Current Report on Form 8-K filed by Marten Transport, Ltd. (the “Company”), dated August 19, 2025, the Company announced that Timothy M. Kohl, Chief Executive Officer of the Company, notified the Company that he will retire from the Company as of the close of business on September 30, 2025. In connection with Mr. Kohl’s retirement, on September 30, 2025, Mr. Kohl and the Company entered into a separation agreement and release of claims related to the separation of Mr. Kohl’s employment with the Company (the “Separation Agreement”).

The Separation Agreement provides that, subject to (a) Mr. Kohl’s execution of the Separation Agreement, and (b) the Separation Agreement becoming effective without revocation, the Company will provide Mr. Kohl with severance benefits consisting of a lump sum payment of $620,000.00, less required payroll deductions and withholding, and payment of the premiums for COBRA coverage for a period of up to 3 months following his retirement date. The Separation Agreement also contains a release of claims by Mr. Kohl as well as certain obligations of Mr. Kohl regarding cooperation, non-disparagement, confidentiality, and non-solicitation.

The summary of the Separation Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release of Claims by and between Timothy M. Kohl and Marten Transport, Ltd. dated September 30, 2025 (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: October 6, 2025	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and Chief Financial Officer